UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2008

KENTUCKY FIRST FEDERAL BANCORP
(Exact Name of Registrant as Specified in its Charter)

United States	0-51176	61-1484858
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization	File Number	Identification No.)

479 Main Street, Hazard, Kentucky	41702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 223-1638

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On January 22, 2008, Kentucky First Federal Bancorp issued a press release announcing its unaudited financial results for the six and three months ended December 31, 2007. The press release is attached to this Report as Exhibit 99 and is furnished herewith.

Item 9.01. Financial Statements and Exhibits

     (a)     Not applicable

     (b)     Not applicable

     (c)     The following exhibit is furnished herewith:

                    Exhibit 99     Press Release dated January 22, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date:	January 25, 2008	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer